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                                                                    90-56887
                                                               Washington County
                                                                    (General)

                                                                   EXHIBIT 10.51
                             ASSUMPTION AGREEMENT


This AGREEMENT is made this 30 day of August, 1990, by and between Forest Grove Residential Center Limited Partnership, an Oregon Limited Partnership and Robert Cook and Larry Draper, hereinafter referred to as "Seller," the Oregon Housing Agency, State of Oregon, having its principal office at 1600 State Street, Suite 100, Salem, Oregon, 97310, hereinafter referred to as the "Agency," and Crossings International Corporation, hereinafter referred to as "Purchaser."

                                   RECITALS


1. On October 31, 1988, Seller received a loan from the Agency in the amount of Three Million Five Hundred Twenty-Seven Thousand Five Hundred dollars (U.S. $3,527,500), hereinafter referred to as the "Loan," to aid Seller in the construction and financing of a housing development located in the area commonly known as Forest Grove, Oregon, and legally described as follows:

      See Exhibit A

2. The Loan is evidenced by a Promissory Note in the sum of Three Million Five Hundred Twenty-Seven Thousand Five Hundred dollars (U.S. $3,527,500), dated October 31, 1988, and executed by Seller, which Promissory Note is hereinafter referred to as the "Note." The Note is, by this reference, incorporated herein. A true and accurate copy of the Note is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated October 31, 1988, executed by Seller, as grantor, and in which the Agency is named as beneficiary and Chicago Title Insurance Co., as trustee, was recorded on November 2, 1988, in the office of the county clerk of the County of Washington, State of Oregon, and is hereinafter referred to as "Trust Deed." The Trust Deed is, by this reference, incorporated herein. A true and accurate copy of the Trust Deed is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310. Trust Deed #88-49062

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Seller and the Agency:

    a. a Security Agreement dated October 31, 1988, hereinafter referred to as "Security Agreements";

    b. a Regulatory Agreement dated October 31, 1988, hereinafter referred to as "Regulatory Agreement";



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    c.  a Management Agreement dated June 30, 1989, hereinafter referred to as
        "Management Agreement".

    The Security Agreement, Regulatory Agreement, and Management Agreement are, by this reference, incorporated herein. True and accurate copies of these documents are available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

5. The Trust Deed, Security Agreement and Regulatory Agreement provide that Seller shall not sell, convey or otherwise transfer any of the Development or property described in the Trust Deed or Security Agreements without the express written approval of the Agency.

6. The Seller has sold and conveyed, or is to sell and convey, the Development and all of the property described in the Trust Deed and Security Agreements to Purchaser, and both Seller and Purchaser have requested the Agency to approve the sale.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:


                                      I
                     UNPAID BALANCE OF SECURED OBLIGATION


The unpaid balance of the Loan is Three Million Five Hundred Thirteen Thousand Two Hundred dollars (U.S. $3,513,200) as of May 15, 1990.

                                      II
                     PURCHASER'S ASSUMPTION OF LIABILITY

Purchaser agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Note, Trust Deed, Security Agreements, Regulatory Agreement, and Management Agreement to be performed by Seller at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, and Management Agreement.


                                     III
                   AGENCY'S CONSENT TO SALE OF DEVELOPMENT


The Agency hereby consents to the above-mentioned sale of the Development by Seller to Purchaser, and to Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agrement, Regulatory Agreement, and Management Agreement.



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                                       IV
                               SELLER'S LIABILITY

Seller agrees that Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreement, Regulatory Agreement, and Management Agreement, and the Agency's consent to said assumption, does not release or discharge Seller or any other party from liability under the Note, Trust Deed, Security Agreement, Regulatory Agreement, or Management Agreement.


                                       V
                      DISCLOSURE OF FINANCIAL INFORMATION

Seller and Purchaser hereby covenant and agree to furnish to the Agency on or before 90 days from closing, a complete financial statement audited by an Independent Certified Public Accountant, in a form acceptable to the Agency, setting forth the results of operation of the Development for the fiscal year ending July 1, 1989, and such other financial information as the Agency may reasonably request. Seller and Purchaser further agree that violation of this provision shall constitute a violation of the Regulatory Agreement by Seller and Purchaser, who shall be jointly and severally liable for performance of the obligations described in this paragraph V.


                                       VI
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed and Security Agreements shall remain subject to the liens, charges, and encumbrances of the Trust Deed and Security Agreement, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges, and encumbrances of the Trust Deed and Security Agreement, or the priority thereof over other liens, charges, or encumbrances, or to release or affect the liability of any party or parties whomsoever would now or may hereafter be liable under or on account of the Note, Trust Deed, or Security Agreement.


                                      VII
                        TRANSFER OF DEVELOPMENT PROPERTY

Purchaser covenants and agrees that it shall not, without the express prior written approval of the Agency, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Security Agreement.


                                      VIII
                        CONSENT TO FUTURE MODIFICATIONS

Seller, Purchaser, and any person or persons at any time obligated for the performance of the terms of the Note, Trust Deed, Security Agreement, Regulatory Agreement, HAP Contract, Pledge Agreement or Management Agreement, hereby waive notice and consent to any and all extensions and modifications of any of said instruments, deeds and agreements granted at any time by the Agency to Seller, Purchaser, or any person or persons now or hereafter obligated or liable under any of the said instruments, deeds or agreements.

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                                        IX
                                 INTERPRETATION

In this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as Purchaser, or Seller, the obligations of each such person, firm, or corporation hereinunder shall be joint and several.


                                       X
                             CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, and of the Note, Trust Deed, Security Agreement, Regulatory Agreement, and Management Agreement, shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Seller and Purchaser.


                                       XI
                                  LIMITATIONS

The right to plead any statute of limitations as a defense to any obligations or demands secured by or mentioned in the Note, Trust Deed, Security Agreement, Regulatory Agreement, or Management Agreement is hereby waived by Seller and Purchaser to the full extent permissible by law.


                                      XII
                            APPLICATION OF AGREEMENT

This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, legatees, devisees, and administrators, executors, successors and assigns.


                                      XIII
                                 GOVERNING LAW

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.


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IN WITNESS WHEREOF, the parties have executed this Agreement at Portland, OR, the day and year first above written.


OREGON HOUSING AGENCY                 PURCHASER:  /s/
                                                  ---------------------

STATE OF OREGON

By:
    -------------------------         By: /s/
    Kathryn Eustrom, Manager              -----------------------------
    Housing Financing Section
                                      Title:  Managing Partner
                                              -------------------------

                                      By:  John F. Wood
                                           ----------------------------

                                      Title: Managing Partner
                                            ---------------------------

                                      SELLER: /s/
                                             --------------------------

                                      By:
                                         ------------------------------

                                      Title:
                                            ---------------------------

                                      By:
                                         ------------------------------

                                      Title:
                                            ---------------------------


STATE OF OREGON         )
                        ) ss.
County of               )                                , 19
          --------------               ------------------    -----

Personally appeared KATHRYN EUSTROM who, being first duly sworn, did say that she is authorized to execute such instrument in behalf of the OREGON HOUSING AGENCY, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.


Before me:                                -----------------------------------
                                          Notary Public for Oregon
                                          My Commission expires:
                                                                -------------




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STATE OF OREGON      )
                     ) ss.
County of Multnomah  )

Personally________appeared ____________________________________________________
(Purchased) this 9th day of August _____, 1990, and acknowledged the


STATE OF OREGON      )                            _____________________________
COUNTY OF MULTNOMAH  ) ss.                        Notary Public for Oregon
  August 2, 1990                                  My Commission expires:_______
Personally appeared Richard W. Boehlke
the President of the Crossings International
Corporation, a corporation, and that said instrument was signed on behalf of said corporation by authority of its board of directors; and each of then-acknowledged said instrument to be its volutary act and deed.

[SEAL]

        Before me:

        /s/ M. Kimball
        ----------------------------
           Notary Public for Oregon

        My Commission expires 3/9/93        ------------------------- (Seller)
                              ------        90, and acknowledged the foregoing




                                            ----------------------------------
                                            Notary Public for Oregon
                                            My Commission expires:
                                                                  ------------

STATE OF OREGON      )
                     ) ss
County of Multnomah  )
August 30, 1990 ------
Personally appeared, Larry H. Draper John F. Wood and Sheridan A. Thiringer, each sworn for themselves did state that they are the managing partners of Forest Grove Residential Center Limited Partnership and that said instrument was executed on behalf of said partnership, as its voluntary act and deed.


                                            /s/ M. Kimball
                                            -----------------------------------
                                            Notary Public for Oregon
[SEAL]                                      My comission expires 3/9/93




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dated October 31, 1988, the terms of which are by this reference, incorporated herein.

IN WITNESS WHEREOF, the Maker caused this Trust Deed Note to be executed this 31 day of October, 1988.


                           MAKER:  FOREST GROVE RESIDENTIAL CENTER
                                   LIMITED PARTNERSHIP

                           By: /s/
                               -------------------------------------

                           Title:


                           By:
                               -------------------------------------

                           Title:


STATE OF OREGON       )
                      ) ss.
County of Multnomah   )

On this 31 day of October, 1988, before me personally appeared Larry H. Draper, Christine Beaulieu-Barta & Robert Cook who, each being duly sworn, did say he/she is the general partner of Forest Grove Residential Center Limited Partnership, a(n) Oregon limited partnership, and that the instrument was signed and sealed on behalf of said partnership.


                                /s/
                                --------------------------------------------
                                Notary Public for Oregon
                                My Commission Expires: 03-18-91




Page 3 - Trust Deed Note
Forest Grove Residential Center